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                                  ANNUAL REPORT









================================================================================


                               Prasad Growth Fund

================================================================================





















                                 March 31, 2001

PRASAD GROWTH FUND
LETTER TO SHAREHOLDERS
March 31, 2001

Dear Shareholders,

         We all have gone through some of the most difficult times in the history of the stock market. There was a very steep correction in the beginning of April of 2000 followed by more waves of correction which just ended on March 22, 2001. I feel that the bear market has ended. The reasons are as follows. The Federal Reserve Bank has started cutting interest rates aggressively since January of 2001. The discount rate should come down below the T-bill rate, which means that the discount rate will be cut several more times during this year. The drop in interest rates is the greatest stimulus to the stock market even though the economy is on the verge of a recession. When bear markets end the economy usually is not good.

         At this time the market is undervalued. The Federal Reserve Bank is pumping a lot of money into circulation to avoid a recession and a lot of this money will end up in the stock market, thus pushing it up. Since November of 2000 the money supply has gone up sharply to a level higher than what was seen in November of 1999. At that time it was done because of the fear of Y2K. Since March 22, 2001 the investment climate has improved slightly taking into consideration CPI inflation, CRB inflation, S&P 500 index, NYSE advance/decline line, T-bill rates, etc. During the next several months these should improve as the cost of money will be going down.

         Most stocks owned by the fund are the best in the U.S.A. based on their earnings and continued growth of their earnings. Stocks with the highest earnings growth are usually the winners in the stock market. Most stocks selected are safe and have higher intrinsic value than the asking price. One problem that has existed in the past two years has been extreme volatility due to heavy trading of stocks. This made it difficult to time the market. I am planning to overcome this with better asset allocation between money market and the leading sectors of the market.

         I request you to look at the web site of Prasad Growth Fund. You can use prasadseriestrust.com or prasadfunds.com or prasadgrowthfund.com to get into the web site. You can look at the stock holdings as of the end of the last quarter. You can look at your account status anytime you want. Please note our new address which is: 8869 Brecksville Road, Suite C, Brecksville, OH 44141. The telephone number is 877 59 FUNDS or 440 922 0066 ext. 104.

         I request you to visit Bloomberg.com and click on mutual funds and enter the NASDAQ symbol for Prasad Growth Fund which is PRGRX and follow the ranking. My goal is to keep the ranking up and make money for all of us.

         Thank you and good-bye.


         /S/ Raj Prasad

         Raj Prasad

================================================================================
Prasad Growth Fund
================================================================================

                                                         Schedule of Investments
                                                                  March 31, 2001
 Shares/Principal Amount                               Market Value  % of Assets

 COMMON STOCKS
 Building Heavy Construction
      500 Quanta Services Inc.*                        $     11,160       1.62%
                                                       ------------
 Building Residential/Commercial
      500 Meritage Corp.*                                    14,760
      200 NVR Holding*                                       32,600
                                                       ------------
                                                             47,360       6.89%

 Business Service
      300 Diamond Cluster International Inc. 'A'*             2,606       0.38%
                                                       ------------
 Business Service Staffing
        1 Labor Ready Inc.*                                       3       0.00%
                                                       ------------
 Computer Networks
    1,000 Cisco Systems Inc.*                                15,813       2.30%
                                                       ------------
 Computer Makers
      200 Digital Lightwave Inc.*                             3,525       0.51%
                                                       ------------
 Computer Memory Devices
      600 M Systems Flash Disk Pioneers*                      4,238
      500 Silicon Storage Technology Inc.*                    4,340
                                                       ------------
                                                              8,578       1.25%

 Diversified Companies
      700 Corning Inc.. Glass Works                          14,483       2.11%
                                                       ------------
 Drug-Biomedical/Genetic
    1,000 Stemcells Inc.*                                     1,750
   16,400 Women First Health Care Inc.*                      47,150
                                                       ------------
                                                             48,900       7.11%

 Drug Ethical
      500 Noven Pharmaceuticals                              14,156       2.06%
                                                       ------------

 Drug Generic
      400 Alpharma Inc.'A'                                   13,096       1.90%
                                                       ------------
 Electrical Equipment
      300 Power One Inc.*                                     4,347       0.63%
                                                       ------------
 Electronic Components
      250 C-Mac Industries*                                   5,063
      500 CTS-Corp.                                          10,375
    2,000 Dennse Pac Microsystems*                            3,063
      500 Vishay Intertechnology Inc.*                        9,950
                                                       ------------
                                                             28,451       4.14%
 Electronic Miscellaneous Products
      300 Technitrol Inc.                                     7,467       1.09%
                                                       ------------
 Electronic Semiconductor Equipment
    1,180 JDS Uniphase Inc.*                                 21,756
      300 KLA Tencor Corp.*                                  11,812
    1,000 Trikon Technologies Inc.*                          10,125
                                                       ------------
                                                             43,693       6.35%
 Electronic Semiconductor Manufacturing
    2,000 Atmel Corp.*                                       19,625
      450 Broadcom Corp.*                                    13,005
      400 International Rectifier Corp.*                     16,200
    1,000 Micron Technology Inc.*                            41,530
      200 PMC Sierra Inc.*                                    5,080
                                                       ------------
                                                             95,440      13.88%
 Financial
    1,700 Americredit Corp.*                                 55,131
    1,000 Prepaid Legal Services*                            10,360
                                                       ------------
                                                             65,491       9.52%
 Healthcare Products
      200 Biosite Diagnostics Inc.*                           7,500
      500 Polymedica Inds. Corp.                             11,375
                                                       ------------
                                                             18,875       2.74%
 Instruments-Measuring
    1,000 BEI Technologies                                   15,875
      200 Keithley Instruments Inc.                           3,240
                                                       ------------
                                                             19,115       2.78%

 Instruments-Scientific
      200 Newport Corp.                                       5,852       0.85%
                                                       ------------
 Internet Network
      330 Cacheflow Inc.*                                     1,464
      200 Foundry Networks Inc.*                              1,500
      100 Verisign Inc.*                                      3,544
                                                       ------------
                                                              6,508       0.95%
 Internet Service Provider
      400 Art Technology Group*                               4,800
      430 Terra Networks ADS                                  3,964
                                                       ------------
                                                              6,508       1.27%
 Internet Software
   10,000 Accrue Software Inc.*                               1,875       0.27%
                                                       ------------

 Petroleum Product Pipeline
    1,200 Atlas Pipeline Partners LP.                        29,400       4.28%
                                                       ------------
 Retail Apparel
      990 Christopher & Banks Corp.*                         29,824       4.34%
                                                       ------------
 Software Business
      250 Commerce One Inc.*                                  2,332
    7,000 InfoSpace Inc.*                                    15,531
    1,500 Sapient Corp.*                                     10,781
    2,000 Serena Software Inc.*                              18,250
                                                       ------------
                                                             46,894       6.82%
 Software Security
      420 Check Point Software Tech*                         19,950       2.90%
                                                       ------------
 Telecomm Equipment
      250 Opticnet Inc.                                          -
      130 Tollgrade Communications Inc.                       3,347
    1,000 Turnstone Systems Inc. *                            7,531
                                                       ------------
                                                             10,878       1.58%

 Telecomm Services
    5,000 Covad Communications Group*                         6,719
    2,000 Wireless Facilities*                                8,250
                                                       ------------
                                                             14,969       2.18%

          Total Stocks                                 $    637,473      92.70%
                                                       ============
 Call Options
 Computer Networks
    1,000 Brocade Communications
           System January 2003 Call @ 30.                     6,400       0.93%
                                                       ------------

 Computer Memory
    1,000 Network Appliance January 2003 Call @ 20.           7,125       1.04%
                                                       ------------

 Software Business
    1,000 Siebel System January 2003 Call @ 30.              10,900       1.59%
                                                       ------------

          Total Call Options                           $     24,425       3.56%
                                                       ============
 Money Market Funds
   33,013 Fifth Third Prime Money Market 4.63%               33,013       4.80%
                                                       ------------

          Total Money Market Funds                     $     33,013       4.80%
                                                       ============

          Total Investments (Cost - 1,340,894)              694,911     101.06%

          Other Assets Less Liabilities                      (7,272)     (1.06)%

          Net Assets                                   $    687,639     100.00%

================================================================================
Prasad Growth Fund
================================================================================

Statement of Assets and Liabilities
     March 31, 2001

Assets:
     Investment Securities at Market Value                         $    694,911
          (Identified Cost - 1,340,894)
     Cash                                                                 8,300
     Receivables:
          Dividends and Interest                                            997
                                                                   -------------
               Total Assets                                             704,208
Liabilities
     Accrued Management Fees                                                944
     Securities Purchased                                                15,625
                                                                   -------------
               Total Liabilities                                         16,569
                                                                   -------------
Net Assets                                                         $    687,639
                                                                   =============

Net Assets Consist of:
     Capital Paid In                                                  1,805,040
     Accumulated Realized Gain (Loss) on Options - Net                 (208,545)
     Accumulated Realized Gain (Loss) on Investments - Net             (262,873)
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net                (645,983)
                                                                   -------------
Net Assets, for  Shares Outstanding                                $    687,639
                                                                   =============
Net Asset Value and Redemption Price
     Per Share ($687,639/189,765 shares)                           $       3.62

================================================================================
 Prasad Growth Fund
================================================================================

 Statement of Operations
 For the year ended  March 31, 2001
Investment Income:
     Dividends                                                     $      1,500
     Interest                                                            15,211
                                                                   -------------
          Total Investment Income                                        16,711
Expenses
     Management Fees (Note 2)                                            17,909
                                                                   -------------
          Total Expenses                                                 17,909

Net Investment Income                                                    (1,198)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                               (246,333)
     Realized Gain (loss) on Options                                   (208,545)
     Unrealized Appreciation (Depreciation) on Investments             (823,931)
                                                                   -------------
Net Realized and Unrealized Gain (Loss) on Investments               (1,278,809)

Net Increase (Decrease) in Net Assets from Operations                (1,280,007)

================================================================================
Prasad Growth Fund
================================================================================

Statement of Changes in Net Assets
                                                                    4/1/00         4/1/99
                                                                      to             to
                                                                   3/31/01        3/31/00
From Operations:
     Net Investment Income                                        $   (1,198)    $  (11,053)
     Net Realized Gain (Loss) on Investments                        (246,333)       271,184
     Net Realized Gain (loss) on Options                            (208,545)       241,099
     Net Unrealized Appreciation (Depreciation)                     (823,931)       170,852
                                                                  -----------    -----------
     Increase (Decrease) in Net Assets from Operations            (1,280,007)       672,082
From Distributions to Shareholders
     Net Investment Income                                                 0              0
     Net Realized Gain (Loss) from Security Transactions            (515,705)             0
                                                                  -----------    -----------
     Net  Increase (Decrease) from Distributions                    (515,705)             0
From Capital Share Transactions:
     Proceeds From Sale of Shares                                    336,141      1,003,821
     Shares Issued on Reinvestment of Dividends                      515,705              0
     Cost of Shares Redeemed                                         (51,650)      (202,981)
                                                                  -----------    -----------
Net Increase from Shareholder Activity                               800,196        800,840

Net Increase  in Net Assets                                         (995,516)     1,472,922

Net Assets at Beginning of Period                                  1,683,155        210,233
                                                                  -----------    -----------
Net Assets at End of Period                                       $  687,639     $1,683,155
                                                                  ===========    ===========

Share Transactions:
     Issued                                                           31,425         88,534
     Reinvested                                                       69,690            -
     Redeemed                                                         (6,983)       (12,997)
                                                                  -----------    -----------
Net increase (decrease) in shares                                     94,132         75,537
Shares outstanding beginning of period                                95,633         20,096
                                                                  -----------    -----------
Shares outstanding end of period                                     189,765         95,633
                                                                  ===========    ===========

================================================================================
 Prasad Growth Fund
================================================================================

Financial Highlights
Selected data for a share outstanding throughout the period:
                                                  4/1/00         4/1/99       11/23/1998**
                                                    to             to            to
                                                  3/31/01        3/31/00       3/31/99
Net Asset Value -
     Beginning of Period                        $   17.60      $   10.46     $  10.00
Net Investment Income                               (0.01)         (0.12)       (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                      (9.50)          7.26         0.51
                                                    ------         ------       ------
Total from Investment Operations                    (9.51)          7.14         0.46
Dividends
     (from net investment income)                    0.00           0.00         0.00
     (from capital gains)                           (4.47)          0.00         0.00
                                                    ------         ------       ------
     Total Distributions                            (4.47)          0.00         0.00
Net Asset Value -
     End of Period                              $    3.62       $  17.60     $  10.46
Total Return                                       (67.00)%        68.26%       13.37%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                688          1,683          210

Ratio of Expenses to Average Net Assets              1.50%          1.50%        1.50%*
Ratio of Net Income to Average Net Assets           -0.10%         -1.21%       -1.08%*
Portfolio Turnover Rate                           1013.09%        455.07%      272.04%*

* Annualized
**Commencement of operations

================================================================================
Prasad Growth Fund
================================================================================
                                                   Notes to Financial Statements
                                                                  March 31, 2001

  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in July 1998. The Fund's investment objective is to obtain capital appreciation. In seeking its objective, this Fund will invest at least 65% of its total assets in equity securities. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER:
     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid in capital.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Mutual Funds Leader, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. The Advisor pays all expenses of the fund except for brokerage fees, taxes interest and extraordinary expenses. From time to time, Mutual Funds Leader, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. The Fund paid investment management fees of $17,909 during the year ending March 31, 2001.

  3.)RELATED PARTY TRANSACTIONS
     Certain owners of Mutual Funds Leader, Inc. are also owners and/or directors of the Prasad Growth Fund. These individuals may receive benefits from any management fees paid to the Advisor.


  4.)CAPITAL STOCK AND DISTRIBUTION
     At March 31, 2001 an indefinite number of shares of capital stock were authorized, and paid-in capital amounted to $1,805,040.


  5.)PURCHASES AND SALES OF SECURITIES
     During the fiscal year ending March 31, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $10,754,243 and $10,536,877 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.


  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at March 31,2001 was $1,350,716. The difference between book cost and tax cost consists of wash sales in the amount of $9,822. At March 31, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

================================================================================
  Appreciation          (Depreciation)          Net Appreciation (Depreciation)
================================================================================
     44,150               (690,133)                       (645,983)

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Prasad Growth Fund

We have audited the accompanying statement of assets and liabilities of the Prasad Growth Fund, including the schedule of portfolio investments as of March 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prasad Growth Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


/S/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 19, 2001

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                Board of Trustees
                                 Rajendra Prasad
                                 Anita Alamshaw
                               Richard L.D. Saxton
                                  Samir Thakkar


                               Investment Adviser
                            Mutual Funds Leader, Inc.
                               821 Hillside Drive
                          Long Beach, California 90815


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114


                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263


                                     Counsel
                             Michael J. Meaney, Esq.
                   Benesch, Friedlander, Coplan & Aronoff LLP
                            2300 BP America Building
                                200 Public Square
                              Cleveland, Ohio 44114


                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145